# National Penn Bancshares, Inc.

2nd Quarter 2014

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

# Safe Harbor Regarding Forward Looking Statements

*This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. Additional risks, uncertainties and other factors relating to the proposed acquisition of TF Financial Corporation. include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; the parties are unable to successfully implement integration strategies; and diversion of management time on merger-related issues. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.*

## Non-GAAP Financial Measures

*This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.*

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

*Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.*

NATIONAL PENN

# Safe Harbor Regarding Forward Looking Statements

## Additional Information About the Merger and Where to Find It

*In connection with the proposed merger transaction, National Penn has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a Proxy Statement of TF Financial Corporation and a Prospectus of National Penn as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.*

*A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about National Penn and TF Financial Corporation, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from National Penn at www.nationalpennbancshares.com under the heading "Documents/SEC Filings" or from TF Financial Corporation by accessing TF Financial Corporation's website at www.3rdfedbank.com under the section "Investor Relations" and under the heading "SEC Filings."*

*National Penn and TF Financial Corporation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TF Financial Corporation in connection with the proposed merger. Information about the directors and executive officers of National Penn is set forth in the proxy statement for National Penn's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of TF Financial Corporation is set forth in the proxy statement for TF Financial Corporation's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 26, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.*

# Q2 2014 Overview

- Consistent, strong performance
  - EPS increases 19% compared to prior quarter to $0.19
  - ROA of 1.23%
  - Strong asset quality sustained; non-performing loans decline 10% Q/Q
  - Expenses remain well-controlled; efficiency ratio of 57%*
  - Non-interest income increases compared to prior quarter
- Third quarter 2014 cash dividend of $0.10 per share declared
- TF Financial Corporation acquisition announced

*Refer to Appendix for calculation of non-GAAP measure.

# TF Financial Corporation Acquisition
## Continuing to Build Long-Term Shareholder Value


NPBC (111 branches)
THRD (18 branches)
Philadelphia

- Consistent with acquisition strategy
- Leverages capital base
- Enhances franchise value
- Conservative risk profile
- Relevant size
- Accretes EPS $0.04*

*Expected EPS accretion after realization of estimated 40% cost savings.
Branch count as of June 3, 2014.

# National Penn Q2 2014 Results

## Consistent Earnings Performance and Strong ROAA Trend



$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.17
$0.17
$0.16
$0.19
1.21%
1.17%
1.19%
1.09%
1.23%
Q2 2013
Q3 2013
Q4 2013*
Q1 2014
Q2 2014
Earnings Per Share
ROAA

*Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

# National Penn Q2 2014 Results
## Well-Managed Net Interest Income and Margin


($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
3.80%
3.60%
3.40%
3.20%
3.00%
$63.3
$63.1
$64.1
$62.3
$63.0
3.53%
3.49%
3.51%
3.44%
3.43%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Net Interest Income
Net Interest Margin (FTE)

# National Penn Q2 2014 Results

## Continued Disciplined Loan Growth


($millions)
Commercial Loans
$4,000
$3,750
$3,500
$3,250
$3,000
$3,591
$3,709
$3,714
YOY Commercial Loans Grew 3.4%
Q2 2013
Q1 2014
Q2 2014


($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,670
$1,668
$1,692
$660
$653
$660
YOY Consumer Loans Grew 1.3%
Q2 2013
Q1 2014
Q2 2014
Total Consumer Loans
Mortgages


($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,261
$5,378
$5,406
YOY Total Loans Grew 2.8%
Q2 2013
Q1 2014
Q2 2014

NATIONAL PENN

# National Penn Q2 2014 Results
## Sustained Strong Asset Quality



($millions)
Classified Loans
$300
$250
$200
$150
$100
$50
$234
$219
$192
$174
$174
YOY 26% Decline in Classified Loans
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014



($millions)
Net Loan Charge-Offs & Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$4.1
$1.5
$5.0
$1.25
$5.4
$1.0
$4.4
$1.25
$3.4
$0
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
207%
98%
Q2 2014
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.80%
1.37%
Q2 2014
Peer Mean*

* Peer mean as of 3/31/14. Refer to Appendix for listing of peers.

NATIONAL PENN

# National Penn Q2 2014 Results

## Contribution and Growth in Diversified Core Non-Interest Income*



($millions)
$25
$20
$15
$10
$5
$0
$22.7
$21.5
$24.4
$8.6
$6.6
$3.0
$3.6
$0.9
$7.9
$6.9
$3.6
$2.4
$0.7
$8.4
$7.1
$3.2
$3.9
$0.9
$0.9
Q4 2013
Q1 2014
Q2 2014
Banking - deposits
Wealth
Insurance
Banking - other
Gain on sale of NPLs
Banking - mortgages

*Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

# National Penn Q2 2014 Results

## Continued Focus on Operating Expense* Management


($millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
$53.2
$53.6
$51.8
$52.3
$52.1
57.43%
58.16%
57.00%
59.60%
57.02%
Q2 2013**
Q3 2013**
Q4 2013
Q1 2014
Q2 2014
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measure. **Includes reclassified amounts to conform to the current period classification.

# National Penn Q2 2014 Results
## Strength of Capital Ratios and “Excess” Capital Position



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
10.55%
14.25%
16.77%
9.86%
13.22%
15.69%
10.03%
13.44%
15.89%
9.50%
12.84%
15.20%
Q2 2013
Q1 2014
Q2 2014
Q2 2014 Pro Forma w/ TF Financial
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess"Capital
450
400
350
300
250
200
150
100
50
-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at March 31, 2014 in Excess of "Well Capitalized" + 250bp
Capital at June 30, 2014 in Excess of "Well Capitalized" + 250bp
Pro Forma Capital at June 30, 2014 in Excess of "Well Capitalized" + 250bp with TF Financial



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
13.44%
11.09%
Q2 2014
Peer Mean**

*Refer to Appendix for reconciliation of Non-GAAP measure. **Peer mean as of 3/31/14. Refer to Appendix for listing of peers.
TF Financial Corporation financial data used in pro forma capital is as of March 31, 2014.

NATIONAL PENN

# National Penn
## Continuing to Build Long-Term Shareholder Value

- ✓Continued consistent, high level earnings performance
- ✓Sustained strong asset quality
- ✓Ongoing focus on non-interest income contribution and operating expense management
- ✓Disciplined execution of capital management strategies
  - Consistent quarterly dividends
  - Q1 2014 repurchase of ~5% of outstanding shares
  - Q2 2014 announced acquisition of TF Financial Corporation

# APPENDIX

# NPBC Peer Group*

| Peer | Ticker | Assets as of 3/31/14 ($billions) |
|---|---|---|
| Bancorp South, Inc. | BXS | $13.1 |
| F.N.B Corporation | FNB | 14.5 |
| First Midwest Bancorp, Inc | FMBI | 8.3 |
| First Niagara Financial Group, Inc. | FNFG | 38.0 |
| FirstMerit Corporation | FMER | 24.5 |
| Fulton Financial Corporation | FULT | 16.9 |
| MB Financial, Inc. | MBFI | 9.4 |
| Old National Bancorp | ONB | 9.5 |
| Susquehanna Bancshares, Inc. | SUSQ | 18.4 |
| Trustmark Corporation | TRMK | 12.0 |
| Valley National Bancorp | VLY | 16.3 |
| Wintrust Financial Corp | WTFC | 18.2 |

*Note: Consistent peer group since 2009. Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

NATIONAL PENN

# Reconciliation of Non-GAAP Measures

| Adjusted Earnings per Diluted Share | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 | Q2 2014 |
|---|---|---|---|---|---|
| Net income | $ 0.17 | $ 0.17 | $ 0.15 | $ 0.16 | $ 0.19 |
| After-tax adjustments: | | | | | |
| Corporate reorganization expense | - | - | 0.03 | - | - |
| Adjusted net income* | $ 0.17 | $ 0.17 | $ 0.17 | $ 0.16 | $ 0.19 |

($millions)

| Adjusted Return on Average Assets | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 | Q2 2014 |
|---|---|---|---|---|---|
| Net income | $ 25.0 | $ 24.6 | $ 21.2 | $ 22.7 | $ 26.2 |
| After-tax adjustments: | | | | | |
| Corporate reorganization expense | - | - | 3.9 | - | - |
| Adjusted net income | $ 25.0 | $ 24.6 | $ 25.1 | $ 22.7 | $ 26.2 |
| Average Assets | $ 8,326.5 | $ 8,310.6 | $ 8,385.1 | $ 8,479.7 | $ 8,512.8 |
| Adjusted ROAA | 1.21% | 1.17% | 1.19% | 1.09% | 1.23% |

($000s)

| Tangible Common Equity/Tangible Assets | Q2 2013 | Q1 2014 | Q2 2014 |
|---|---|---|---|
| Total shareholders' equity | $1,115,758 | $1,082,449 | $1,101,408 |
| Goodwill and intangibles | (266,749) | (264,435) | (263,755) |
| Tangible common equity | $ 849,009 | $ 818,014 | $ 837,653 |
| | | | |
| Total assets | $8,316,585 | $8,557,381 | $8,618,373 |
| Goodwill and intangibles | (266,749) | (264,435) | (263,755) |
| Tangible assets | $8,049,836 | $8,292,946 | $8,354,618 |
| Tangible common equity/tangible assets | 10.55% | 9.86% | 10.03% |

*Difference in summation of Q4 2013 adjusted net income per share due to rounding.

NATIONAL PENN

# Reconciliation of Non-GAAP Measures

($000s)

| Operating Expense and Efficiency Ratio | Q2 2013 | Q3 2013 | Q4 2013 | Q1 2014 | Q2 2014 |
|---|---|---|---|---|---|
| Non-interest expense | $ 53,153 | $ 53,603 | $ 57,833 | $ 52,337 | $ 52,114 |
| Less: | | | | | |
| Corporate reorganization expense | - | - | 6,000 | - | - |
| Operating expenses | $ 53,153 | $ 53,603 | $ 51,833 | $ 52,337 | $ 52,114 |
| Net interest income (taxable equivalent) | $ 67,610 | $ 67,371 | $ 68,223 | $ 66,351 | $ 66,992 |
| Non-interest income | 24,968 | 24,808 | 22,714 | 21,478 | 24,396 |
| Less: | | | | | |
| Net gains on investment securities | 22 | 7 | - | 8 | - |
| Adjusted revenue | $ 92,556 | $ 92,172 | $ 90,937 | $ 87,821 | $ 91,388 |
| Efficiency Ratio | 57.43% | 58.16% | 57.00% | 59.60% | 57.02% |

($000s)

| Non-Interest Income | Q4 2013 | Q1 2014 | Q2 2014 |
|---|---|---|---|
| Banking - deposits | $ 8,609 | $ 7,910 | $ 8,403 |
| Banking - mortgages | 902 | 716 | 936 |
| Banking - other | 3,566 | 2,381 | 3,769 |
| Gain on sale of loans | - | - | 946 |
| Wealth | 6,609 | 6,866 | 7,133 |
| Insurance | 3,028 | 3,597 | 3,209 |
| Subtotal - core non-interest income | 22,714 | 21,470 | 24,396 |
| Plus: | | | |
| Net gains on investments | - | 8 | - |
| Total non-interest income | $ 22,714 | $ 21,478 | $ 24,396 |